UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report (Date of earliest event reported): February 2, 2004

Whiting Petroleum Corporation
(Exact name of registrant as specified in its charter)

Delaware	005-79376	20-0098515
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1700 Broadway, Suite 2300 Denver, Colorado 80290-2300
(Address of principal executive offices including zip code)

(303) 837-1661
(Registrant's telephone number)

Item 5.  Other Events and Regulation FD Disclosure

        On February 2, 2004, Whiting Petroleum Corporation (“Whiting”) and Equity Oil Company (“Equity”) issued a joint press release announcing that Whiting, Equity and WPC Equity Acquisition Corp., a wholly-owned subsidiary of Whiting, entered into an Agreement and Plan of Merger (the “Merger Agreement”). A copy of the Merger Agreement is filed as Exhibit 2 hereto and is incorporated herein by reference. A copy of the joint press release announcing the execution of the Merger Agreement is filed as Exhibit 99 hereto and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

(2)	Agreement and Plan of Merger, dated February 1, 2004, by and among Whiting Petroleum Corporation, WPC Equity Acquisition Corp. and Equity Oil Company. [Incorporated by reference to Exhibit 10.1 to Equity Oil Company’s Current Report on Form 8-K dated February 2, 2004 (File No. 000-00610)]. Schedules and exhibits to the Agreement and Plan of Merger have not been filed herewith. The registrant agrees to furnish a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

(99)	Joint Press Release of Whiting Petroleum Corporation and Equity Oil Company, dated February 2, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITING PETROLEUM CORPORATION
Date: February 2, 2004
By: /s/ James J. Volker
James J. Volker
President and Chief Executive Officer

WHITING PETROLEUM CORPORATION

EXHIBIT INDEX TO FORM 8-K

Report Dated February 2, 2004

    Exhibit No.                 Description

2	Agreement and Plan of Merger, dated February 1, 2004, by and among Whiting Petroleum Corporation, WPC Equity Acquisition Corp. and Equity Oil Company. [Incorporated by reference to Exhibit 10.1 to Equity Oil Company's Current Report on Form 8-K dated February 2, 2004 (File No. 000-00610)]. Schedules and exhibits to the Agreement and Plan of Merger have not been filed herewith. The registrant agrees to furnish a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

99	Joint Press Release of Whiting Petroleum Corporation and Equity Oil Company, dated February 2, 2004.